UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2018

L Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344		31-1029810
(Commission File Number)		(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

(614) 415-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.
As described in Item 8.01, following its previously disclosed comprehensive review process, L Brands, Inc. (the “Company”) entered into an Asset Purchase Agreement on December 12, 2018 pursuant to which it will sell the La Senza business to an affiliate of Regent LP (the “La Senza Sale”). The La Senza Sale is expected to be completed in January 2019.
In connection with the La Senza Sale, the Company expects to incur material charges in the fourth quarter of 2018, the majority of which will be non-cash charges. The Company is currently unable to estimate the amount or range of amounts of such charges.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements made by the Company or its management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company’s control. Accordingly, the Company’s future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect the Company’s financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in Current Report on Form 8-K or otherwise made by the Company or its management: uncertainty regarding the size and timing of fourth quarter 2018 charges related to the La Senza Sale; the Company’s ability to successfully complete the La Senza Sale in January 2019 or at all; the possibility that the Company may not receive any additional consideration under the Asset Purchase Agreement; the ongoing obligations of the Company under the Asset Purchase Agreement; and the Company’s ability to successfully transfer the business operations of La Senza to Regent LP. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this Current Report on Form 8-K to reflect circumstances existing after the date of this Current Report on Form 8-K or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2017 Annual Report on Form 10-K.

Item 8.01. Other Events.
On December 13, 2018, the Company issued a press release announcing, among other things, that it had entered into a definitive agreement to sell the La Senza business. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1        Press Release dated December 13, 2018, announcing the sale of the La Senza business.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date:	December 17, 2018	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer